UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Atara Biotherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ATARA BIOTHERAPEUTICS, INC. 2023 Annual Meeting Vote by May 30, 2023 11:59 PM ET ATARA BIOTHERAPEUTICS, INC. 2380 CONEJO SPECTRUM STREET, SUITE 200 THOUSAND OAKS, CA 91320 V08148-P89778 You invested in ATARA BIOTHERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 31, 2023. Get informed before you vote View the Notice and Proxy Statement and 2022 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 17, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 31, 2023 9:00 AM Pacific Time Virtually at: www.virtualshareholdermeeting.com/ATRA2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1c. Maria Grazia Roncarolo, M.D. 1a. Pascal Touchon, D.V.M. 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. 1b. Carol Gallagher, Pharm.D. 3. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 4. To approve an amendment to the Company’s Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law. NOTE: Such other matters that may properly come before the meeting or any adjournment or postponement thereof will be voted on by the proxy holders in their discretion. FOR FOR FOR FOR FOR FOR Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V08149-P89778

ATARA BIOTHERAPEUTICS, INC. 2380 CONEJO SPECTRUM STREET, SUITE 200 THOUSAND OAKS, CA 91320 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 30, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ATRA2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 30, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V08145-P89778 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ATARA BIOTHERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Withhold 1a. Pascal Touchon, D.V.M. 1b. Carol Gallagher, Pharm.D. 1c. Maria Grazia Roncarolo, M.D. The Board of Directors recommends you vote FOR the following proposal: 2. To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Proxy Statement. For Against Abstain The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 3. To ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. The Board of Directors recommends you vote FOR the following proposal: 4. To approve an amendment to the Company's Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law. NOTE: Such other matters that may properly come before the meeting or any adjournment or postponement thereof will be voted on by the proxy holders in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2022 Annual Report on Form 10-K are available at www.proxyvote.com. ATARA BIOTHERAPEUTICS, INC. Annual Meeting of Stockholders May 31, 2023 9:00 AM Pacific Time This proxy is solicited by the Board of Directors The undersigned stockholder hereby appoints Pascal Touchon and Eric Hyllengren, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ATARA BIOTHERAPEUTICS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Pacific Time on May 31, 2023 virtually at www.virtualshareholdermeeting.com/ATRA2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4 in accordance with the recommendations of the Board of Directors, and in the discretion of the proxy holders upon any other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. Continued and to be signed on reverse side V08146-P8977